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                                                                    Exhibit 10.3

                             FIRST AMENDMENT TO THE
                          WATSON PHARMACEUTICALS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


     This First Amendment (this "Amendment") to the Watson Pharmaceuticals, Inc.
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Employee Stock Purchase Plan, as amended (the "Plan"), is hereby adopted by
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Watson Pharmaceuticals, Inc., a Nevada corporation (the "Company"), effective as
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of May 30, 2001.

                                    RECITALS
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     A.  The Plan was originally adopted by the Board of Directors of the
Company on February 12, 2001 and was approved by the stockholders of the Company on May 7, 2001.

     B. Effective as of May 7, 2001, the Board of Directors of the Company appointed the Company's Employee Benefits Plan Committee as the committee to administer the Plan (the "Committee").
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     C.  Effective as of May 30, 2001, the Committee adopted and approved this
Amendment.

                                 THE AMENDMENT
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     1.  Offering Period.  Section 1(n) of the Plan is hereby amended in its
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entirety to read:

          "(n) "Offering Period" shall mean each six-month period commencing on any January 1 and July 1 on or after September 1, 2001 or such other date as determined by the Committee. Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Sections 3(a) and 4(a), respectively."

                                   * * * * *

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     The undersigned, Robert C. Funsten, Senior Vice President, General Counsel
and Secretary of the Company, hereby certifies that the Committee adopted and approved this Amendment.

     Executed at Corona, California, as of the 30th day of May, 2001.

                              WATSON PHARMACEUTICALS, INC.
                              a Nevada corporation



                              By: /s/ ROBERT C. FUNSTEN
                                  ______________________________________
                                  Robert C. Funsten
                                  Senior Vice President, General Counsel
                                  and Secretary